UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 14, 2025 (November 10, 2025)

Richtech Robotics Inc.

(Exact name of registrant as specified in its charter)

Nevada	001-41866	88-2870106
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2975 Lincoln Rd, Las Vegas, NV	89115
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (866) 236-3835

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class B Common Stock, par value $0.0001 per share	RR	The Nasdaq Stock Market LLC

Item 8.01 Other Events

On November 10, 2025, Richtech Robotics Inc. (the “Company”) filed an Articles of Amendment to the Articles of Incorporation, as amended, of the Company (the “Amendment”) with the Nevada Secretary of State to effect an increase the number of shares of Class B Common Stock the Company is authorized to issue from 200,000,000 to 1,000,000,000, effective upon filing. The Amendment was approved by the Company’s board of directors (the “Board”) and shareholders holding approximately 68.50% of the voting power of the Company.

On November 10, 2025, the Company adopted the Second Amended and Restated Richtech Robotics Inc. 2023 Stock Option Plan (the “Amended Plan”) such that the number of shares of Class B Common Stock reserved for grant and issuance under the existing Richtech Robotics Inc. 2023 Stock Option Plan (the “Plan”) will increase automatically on the later of November 1, 2025 or the effective date of the Amended Plan, and will continue through each subsequent November 1 until and including November 1, 2034, by a number of shares of Class B Common Stock equal to the lesser of (i) 18% of the sum of the total outstanding Class B Common Stock as of the immediately preceding September 30th or (ii) such smaller number of shares of Class B Common Stock determined by the Board. The Amended Plan was approved by the Board and shareholders holding approximately 68.50% of the voting power of the Company.

The descriptions of the Amendment and the Amended Plan herein are qualified in their entirety by reference to the full texts of the Amendment and the Amended Plan, copies of which are attached to this Current Report on Form 8-K respectively as Exhibit 3.1 10.1 and incorporated herein by reference.

Item 9.01 Financial Statement and Exhibits.

Exhibit No.	Description
3.1	Articles of Amendment to Articles of Incorporation of Richtech Robotics Inc.
10.1	Second Amended and Restated Richtech Robotics Inc. 2023 Stock Option Plan
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RICHTECH ROBOTICS INC.
Dated: November 14, 2025
	By:	/s/ Zhenwu (Wayne) Huang
Zhenwu (Wayne) Huang
Chief Executive Officer

2